UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2022

PriceSmart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22793	33-0628530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9740 Scranton Road
San Diego, CA 92121
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (858) 404-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	PSMT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of PriceSmart, Inc. (the “Company”) was held on February 3, 2022 through a virtual meeting platform at www.virtualshareholdermeeting.com/PSMT2022. As of the record date, there were 30,862,489 shares outstanding and entitled to vote. There were 29,723,208 shares voted during the meeting or by proxy. Directors are elected by a plurality of the votes of the shares present during the meeting or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Each of the Board’s nominees received such a plurality and was re-elected to the Board. The results of the stockholder vote are set forth below.

1. To elect directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Sherry S. Bahrambeygui	28,467,287	481,601	774,320
Jeffrey R. Fisher	28,075,962	872,926	774,320
Gordon H. Hanson	28,663,225	285,663	774,320
Beatriz V. Infante	28,685,213	263,675	774,320
Leon C. Janks	27,681,800	1,267,088	774,320
Patricia Márquez	28,841,848	107,040	774,320
David N. Price	28,124,429	824,459	774,320
Robert E. Price	28,323,672	625,216	774,320
David R. Snyder	28,837,076	111,812	774,320
Edgar Zurcher	28,052,098	896,790	774,320

2. To approve, on an advisory basis, the compensation of the Company's named executive officers for fiscal year 2021:

	Votes For	Votes Against	Abstain	Broker Non-Votes
Total Shares Voted	26,308,928	2,591,759	48,201	774,320

3. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2022.

	Votes For	Votes Against	Abstain
Total Shares Voted	29,422,982	272,946	27,280

Item 8.01. Other Events.

On February 3, 2022, the Company’s Board of Directors declared a cash dividend in the total amount of $0.86 per share, with $0.43 per share payable on February 28, 2022 to stockholders of record as of February 15, 2022 and $0.43 per share payable on August 31, 2022 to stockholders of record as of August 15, 2022. Future dividends and the establishment of record and payment dates is subject to determination by the Board of Directors in its discretion, after its review of the Company’s financial performance and anticipated capital requirements, taking into account the uncertainty surrounding the ongoing effects of the COVID-19 pandemic on our results of operations and cash flows.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2022	/S/ FRANCISCO VELASCO
Francisco Velasco
Executive Vice President, General Counsel and Secretary